SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                            ----------------------


       Date  of  Report  (Date  of  earliest  event  reported):  May 3, 2001
                                                                 ---------------



                               Banyan Corporation
                        --------------------------------
             (Exact name of registrant as specified in its charter)


            OREGON                  000-26065                   84-1346327
     ----------------------         ---------            ----------------------
   (State of incorporation or       (Commission            (I.R.S. Employer
         organization)              File Number)          Identification Number)


             4740 Forge Rd., Bldg. #112, Colorado Springs, CO  80907
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's  telephone  number,  including  area  code:  (719)  531-5535
                                                                ---------------



ITEM  5.   OTHER EVENTS.
--------   -------------

On April 27, 2001, one of the Company's directors, Jeffrey Rhodes, resigned from his directorship with the Company.

A copy of Mr. Rhodes' resignation letter is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.
-------    -------------------------------------

(c)        Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANYAN  CORPORATION
                                   -------------------
                                  (Registrant)


Date:  May 3,  2001            /s/ Lawrence Stanley
                                   --------------------
                                   Lawrence Stanley
                                   President  and  CEO

                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                  Sequential
Number          Description                              Page  Number
------          -----------                              ------------

99.1            Mr. Rhodes' Letter of Resignation           3
                dated  April 27,  2001.

99.1       Mr. Rhodes' Letter of Resignation  dated  April 27,  2001.

April 27, 2001

Larry Stanley
President  and  CEO
Banyan Corporation
4740 Forge Rd., Bldg. #112
Colorado Springs, CO  80907


Dear Larry

Please accept my resignation from the Banyan Board of Directors effective immediately due to personal reasons. I appreciate the opportunity to have been able to serve the company and its shareholders. I remain excited about the future of Banyan and wish you and the rest of the Banyan team great success.

Sincerely


/s/Jeffrey M. Rhodes
Jeffrey M. Rhodes